Exhibit 10.1

THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 8, 2026 (this “Amendment”) is made by and among NOVANTA CORPORATION, a Michigan corporation (the “Lead Borrower”), NOVANTA UK INVESTMENTS HOLDING LIMITED, a private limited company incorporated in England and Wales (the “U.K. Borrower”), Novanta Europe GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) formed and existing under the laws of Germany (the “German Borrower”), NOVANTA INC., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings” and, jointly and severally with the Lead Borrower, the U.K. Borrower and the German Borrower, collectively, the “Borrowers”, and each individually a “Borrower”), each of the Subsidiaries of Holdings listed under the caption “GUARANTORS” on the signature pages hereto (each a “Guarantor” and collectively the “Guarantors”), each Lender party hereto (the “Consenting Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement dated as of June 27, 2025 (as further amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrowers, the Consenting Lenders (which collectively constitute the Required Lenders), the Guarantors and the Administrative Agent wish to amend certain provisions of the Existing Credit Agreement as set forth herein, all on the terms and conditions hereinafter set forth (the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”); and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1.
Definitions. Except as otherwise defined in this Amendment, terms defined in the Amended Credit Agreement are used herein as defined therein.
2.
Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 below, the undersigned parties hereby agree that, effective as of the date hereof, the Existing Credit Agreement shall be amended as follows:
(a)
Section 1.01 of the Existing Credit Agreement shall be amended to add the following definition in the appropriate alphabetic order:

“Specified Acquisition” means the acquisition contemplated by that certain Equity Purchase Agreement, dated as of June 8, 2026, among Runway Midco, LLC, a Delaware limited liability company, Runway Buyer, LLC, a Delaware limited liability company, Novanta Medical

Technologies Corp., a Delaware corporation, the Lead Borrower and Holdings, as amended, restated, supplemented or otherwise modified from time to time.”

(b)
The definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement shall be amended by amending and restating the table set forth in clause (ii) of such definition as follows:

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Term SOFR Loans, Alternative Currency Loans and Letters of Credit	Base Rate
1	<1.5:1.0	1.00%	0.00%
2	≥1.5:1.0 but <2.0:1.0	1.25%	0.25%
3	≥2.0:1.0 but <2.5:1.0	1.50%	0.50%
4	≥2.5:1.0 but ≤3.75:1.0	1.75%	0.75%
5	>3.75:1.0	2.00%	1.00%

(c)
The definition of “Consolidated Funded Indebtedness” set forth in Section 1.01 of the Existing Credit Agreement shall be amended by amending and restating clause (d) of such definition as follows:

“(d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and earn-outs or other similar forms of contingent purchase price; provided that, for the avoidance of doubt, any non-contingent seller debt shall be included in the calculation of Consolidated Funded Indebtedness); provided that any obligations in respect of deferred purchase price and any non-contingent seller debt arising in connection with the Specified Acquisition shall only be included in the calculation of Consolidated Funded Indebtedness to the extent such obligations are not paid within ten (10) Business Days after becoming due and payable,”

(d)
Section 7.10(b) of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“(b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the end of any Measurement Period to be greater than (i) 4.00 : 1.00, or (ii) 4.50 : 1.00 at the Borrowers’ option for the four (4) consecutive quarters following a Designated Acquisition; provided, that this clause (ii) may not be exercised more than two (2) times.”

(e)
Section 7.10(c) of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“(c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as at the end of any Measurement Period to be less than (x)

for the Measurement Periods ending as of the last day of each of the four (4) consecutive fiscal quarters following the consummation of the Specified Acquisition, 1.00 : 1:00 and (y) thereafter, 1.25 : 1.00.”

3.
[Reserved].
4.
Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions precedent:
(a)
the Lead Borrower shall have delivered to the Administrative Agent a counterpart of this Amendment executed by each Loan Party;
(b)
the Consenting Lenders (constituting the Required Lenders) and the Administrative Agent shall, in each case, have indicated their consent and agreement by executing this Amendment;
(c)
the representations and warranties made by each Loan Party in Section 6 hereof are true and correct as of the date hereof;
(d)
no Default or Event of Default shall have occurred and be continuing;
(e)
the Lead Borrower shall have delivered to the Administrative Agent a certificate certifying that as of the date hereof that the conditions in clauses (c) and (d) have been satisfied; and
(f)
all fees and expenses required to be paid on the date hereof (in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the date hereof (except as otherwise reasonably agreed by the Lead Borrower)) shall have been paid.
5.
[Reserved].
6.
Representations and Warranties. Each Loan Party party hereto represents and warrants to the Lenders party hereto that (x) this Amendment has been, duly executed and delivered by such Loan Party and this Amendment constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as may be limited by Debtor Relief Laws or by general principals of equity and (y) the representations and warranties of such Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on the date hereof, except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof; provided that (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (b) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively and (c) each reference in the Credit Agreement or any other Loan Document to “this Agreement”, or the “Credit Agreement” or the like shall include reference to this Amendment and the Credit Agreement or such other Loan Document (as applicable) as amended hereby.

7.
Effect on Loan Documents. The Existing Credit Agreement (as amended hereby) and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein the execution, delivery, and performance of this Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Administrative Agent or any Lender under the Existing Credit Agreement or any other Loan Document, as in effect prior to the date hereof.
8.
No Novation; Entire Agreement. This Amendment evidences solely the amendment of the terms and provisions of the obligations of the Lead Borrower and the other Loan Parties under the Loan Documents and is not a novation or discharge thereof. There are no other understandings, express or implied, among the Lead Borrower, the other Loan Parties, the Administrative Agent and the Lenders regarding the subject matter hereof or thereof.
9.
Choice of Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
10.
Electronic Signatures; Counterparts. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each of the Loan Parties to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each of the Loan Parties enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. For the avoidance of doubt, upon the request of the Administrative Agent, each Loan Party and each Lender party hereto hereby agrees to deliver a manually signed original counterpart of each Communication to the Administrative Agent within a reasonable time after the effectiveness of this Amendment.
11.
Construction. This Amendment is a Loan Document. This Amendment, the Credit Agreement and the other Loan Documents shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Existing Credit Agreement or such other Loan Document (as applicable). Upon and after the effectiveness of this Amendment, each reference in the Existing Credit Agreement or such other Loan Document to “this Agreement”, “hereunder”, “herein”, “hereof” or words of similar import referring to the Existing Credit Agreement or such other Loan Document (as applicable), and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of similar import referring to the Existing Credit Agreement or such other Loan Document (as applicable), shall mean and be a reference to the Credit Agreement or such other Loan Document (as applicable) as modified and amended hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWERS:

NOVANTA CORPORATION

By: /s/ Robert Buckley

Name: Robert Buckley

Title: Vice President and Chief Financial Officer

NOVANTA UK INVESTMENTS HOLDING LIMITED

By: /s/ Robert Buckley

Name: Robert Buckley

Title: Director

NOVANTA EUROPE GmbH

By: /s/ Robert Buckley

Name: Robert Buckley

Title: Managing Director

NOVANTA INC.

By: /s/ Robert Buckley

Name: Robert Buckley

Title: Chief Financial Officer

[Third Amendment to Fourth A&R Credit Agreement]

GUARANTORS:

NOVANTA TECHNOLOGIES UK LIMITED

By: /s/ Robert Buckley

Name: Robert Buckley

Title: Director

NDS SURGICAL IMAGING LLC

By: /s/ Robert Buckley

Name: Robert Buckley

Title: President

MOTION SOLUTIONS PARENT CORP.

By: /s/ Robert Buckley

Name: Robert Buckley

Title: President

NOVANTA MEDICAL TECHNOLOGIES CORP.

By: /s/ Robert Buckley

Name: Robert Buckley

Title: President

NOVANTA MEDICAL USA, INC.

By: /s/ Robert Buckley

Name: Robert Buckley

Title: President

ATI INDUSTRIAL AUTOMATION, INC.

By: /s/ Robert Buckley

Name: Robert Buckley

Title: President

[Third Amendment to Fourth A&R Credit Agreement]

BEARING ENGINEERS, INC.

By: /s/ Robert Buckley

Name: Robert Buckley

Title: President

ATI INDUSTRIAL MEXICO, LLC

By: /s/ Robert Buckley

Name: Robert Buckley

Title: President

[Third Amendment to Fourth A&R Credit Agreement]

bank of america, n.a., as
Administrative Agent

By: /s/ Kyle D Harding

Name: Kyle D Harding

Title: Vice President

[Third Amendment to Fourth A&R Credit Agreement]

BANK OF AMERICA, N.A., as a Consenting Lender

By: /s/ Karen Yap

Name: Karen Yap

Title: Senior Vice President

[Third Amendment to Fourth A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A, as a Consenting Lender

By: /s/ Jorge Diaz Granados

Name: Jorge Diaz Granados

Title: Authorized Officer

[Third Amendment to Fourth A&R Credit Agreement]

PNC BANK NATIONAL ASSOCIATION, as a Consenting Lender

By: /s/ Terence J. O'Malley

Name: Terence J. O'Malley

Title: SVP

[Third Amendment to Fourth A&R Credit Agreement]